EXHIBIT 13.2
Certification by the Co-Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of China Nepstar Chain Drugstore Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ian F. Wade, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 26, 2009

By:	/s/ Ian F. Wade
	Name:	Ian F. Wade
	Title:	Co-Chief Executive Officer